EXHIBIT 99.8

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared
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solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
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Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective
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shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities
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solely in reliance upon such Prospectus or Private Placement Memorandum. The
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market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or
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Information contained in this material is current as of the date appearing on
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Deal Name: MSAC 2004-HE4

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Detailed collateral info                                                                                      1,440,715,630.36
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                           # of Loans      Balance              Avg. Balance          % of group    WAC      WARM      FICO     OLTV
                                                                                      balance
------------------------------------------------------------------------------------------------------------------------------------
Aggregated                       8866      1,440,715,630.36       162,498.94                          7.060   351       611   80.24
------------------------------------------------------------------------------------------------------------------------------------
RATE
------------------------------------------------------------------------------------------------------------------------------------
10.001-10.5                        78          5,966,171.41        76,489.38             0.41%       10.248   329       567   78.07
------------------------------------------------------------------------------------------------------------------------------------
10.501-11                          25          1,724,856.90        68,994.28             0.12%       10.761   319       555   77.39
------------------------------------------------------------------------------------------------------------------------------------
11.001-11.5                        10          1,046,767.87       104,676.79             0.07%       11.262   352       521   76.01
------------------------------------------------------------------------------------------------------------------------------------
greater than 11.5                   7            516,217.44        73,745.35             0.04%       12.051   345       530   70.23
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                                                                                         0.64%
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Average Loan Balance
------------------------------------------------------------------------------------------------------------------------------------
0-24,999                           27            623,443.35        23,090.49             0.04%        9.719   228       630   99.78
------------------------------------------------------------------------------------------------------------------------------------
25-49,999                         355         14,731,602.87        41,497.47             1.02%        8.688   285       607   78.68
------------------------------------------------------------------------------------------------------------------------------------
50-74,999                       1,045         66,216,574.37        63,365.14             4.60%        8.052   332       593   79.23
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                                                                                         5.66%
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400-500k                          222         99,447,109.19       447,959.95             6.90%        6.532   354       630   80.82
------------------------------------------------------------------------------------------------------------------------------------
500-600k                           24         13,135,300.14       547,304.17             0.91%        6.487   357       644   81.35
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600-700k                            5          3,353,210.75       670,642.15             0.23%        6.972   356       622   79.10
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                                                                                         8.05%

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FICO
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N/A or Below 500                    1             38,458.70        38,458.70             0.00%       11.030   357         -   70.00
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500-519                           567         78,831,584.25       139,032.78             5.47%        8.273   354       510   73.96
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520-539                           844        123,578,797.46       146,420.38             8.58%        7.835   353       530   76.14
------------------------------------------------------------------------------------------------------------------------------------
540-559                           887        133,847,392.06       150,898.98             9.29%        7.639   352       550   78.32
------------------------------------------------------------------------------------------------------------------------------------
560-579                           887        139,966,509.06       157,797.64             9.72%        7.355   351       569   79.71
------------------------------------------------------------------------------------------------------------------------------------
580-599                         1,035        161,970,442.64       156,493.18            11.24%        7.120   350       589   80.48
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                                                                                        44.30%

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LTV
------------------------------------------------------------------------------------------------------------------------------------
80                              2,525        419,036,446.15       165,955.03            29.09%        6.799   353       628   80.00
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80-84                             426         79,509,912.75       186,642.99             5.52%        6.971   354       599   83.34
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85-89                           1,243        209,320,696.00       168,399.59            14.53%        7.237   353       599   85.96
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90-94                           1,077        195,104,502.99       181,155.53            13.54%        7.107   354       624   90.37
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95-99                             429         72,491,007.87       168,976.71             5.03%        7.346   353       621   95.09
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100                               439         40,264,420.53        91,718.50             2.79%        8.230   329       662  100.00
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                                                                                        70.50%
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2nd Home                           61         10,942,252.67       179,381.19             0.76%        7.043   355       638   80.66
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Invest Property                   562         81,381,009.71       144,806.07             5.65%        7.193   350       642   76.16
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                                                                                         6.41%
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2nd lien                          286         14,044,162.98                -             0.97%        9.528   275       646   99.95
------------------------------------------------------------------------------------------------------------------------------------

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Silent Seconds                  1,658        285,948,309.64       172,465.81            19.85%        6.598   355       649   80.11
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Documentation Type
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Stated Doc                      3,110        561,514,433.16       180,551.26            38.97%        7.193   353       624   79.56
------------------------------------------------------------------------------------------------------------------------------------
Limited                           339         62,375,451.71       183,998.38             4.33%        7.043   350       606   81.05
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                                                                                        43.30%
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Cash Out                        5,498        917,738,717.54       166,922.28            63.70%        7.102   350       597   78.47
------------------------------------------------------------------------------------------------------------------------------------

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2-4 Family                        598        132,899,540.94       222,240.04             9.22%        6.983   352       633   77.99
------------------------------------------------------------------------------------------------------------------------------------
Condo                             491         73,608,845.76       149,916.18             5.11%        7.004   352       625   81.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        14.33%
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Credit Grade
------------------------------------------------------------------------------------------------------------------------------------
B                                 623         94,172,872.65       151,160.31             6.54%        7.909   352       560   75.87
------------------------------------------------------------------------------------------------------------------------------------
C                                 360         50,481,801.61       140,227.23             3.50%        8.319   353       548   69.42
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C-                                 46          6,176,681.20       134,275.68             0.43%        9.713   354       538   67.10
------------------------------------------------------------------------------------------------------------------------------------
D                                   1            167,305.43       167,305.43             0.01%        6.650   356       503   70.84
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FICO                               14          5,050,013.31       360,715.24             0.35%        4.558   295       737   83.87
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                                                                                        10.83%
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Debt to Income Ratio
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40-45                           1,988        336,953,942.59       169,493.93            23.39%        7.038   350       619   80.71
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45-50                           2,523        449,436,429.35       178,135.72            31.20%        7.054   353       611   82.38
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50-55                             455         79,829,906.21       175,450.34             5.54%        7.131   351       587   73.46
------------------------------------------------------------------------------------------------------------------------------------
greater than 55                    19          3,865,518.85       203,448.36             0.27%        6.691   351       595   72.02
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                                                                                       60.39%
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
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                                CLTV                  DTI         % of Full Doc  % of Primary     % Single     % Cashout
                                                                                  Owner            Family
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
Aggregated                                            40.71            56.70         93.59          78.09         63.70
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RATE
------------------------------------------------------------------------------------------------------------------------------------
10.001-10.5                                           39.19            57.97         88.53          80.95         49.34
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10.501-11                                             35.04            70.91        100.00          89.77         63.07
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11.001-11.5                                           35.96            55.09        100.00          64.99         71.58
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greater than 11.5                                     36.69           100.00         86.94         100.00         75.23
------------------------------------------------------------------------------------------------------------------------------------

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Average Loan Balance
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0-24,999                                              40.93            88.85        100.00          85.07         11.34
------------------------------------------------------------------------------------------------------------------------------------
25-49,999                                             36.02            75.78         88.53          81.31         61.54
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50-74,999                                             36.58            72.39         87.88          88.47         60.78
------------------------------------------------------------------------------------------------------------------------------------

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400-500k                                              42.22            48.14         92.83          69.70         68.27
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500-600k                                              38.46            61.76         91.56          71.38         71.37
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600-700k                                              33.62           100.00        100.00          79.49         59.86
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FICO
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N/A or Below 500                                      31.00           100.00        100.00         100.00        100.00
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500-519                                               41.11            64.40         98.05          84.71         86.32
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520-539                                               40.30            65.56         97.69          81.95         84.87
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540-559                                               40.67            66.84         96.63          83.22         75.10
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560-579                                               40.00            63.05         95.32          83.57         75.23
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580-599                                               40.81            65.61         94.94          79.27         66.92
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LTV
------------------------------------------------------------------------------------------------------------------------------------
80                                                    41.24            49.15         94.88          77.24         37.18
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80-84                                                 40.73            61.48         96.65          80.84         81.55
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85-89                                                 41.07            57.27         91.68          78.59         73.55
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90-94                                                 40.82            56.26         94.81          76.85         61.05
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95-99                                                 41.27            81.69         99.88          80.56         56.55
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100                                                   41.79            72.46        100.00          69.37         22.79
------------------------------------------------------------------------------------------------------------------------------------

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2nd Home                                              38.94            38.19          0.00          57.71         52.24
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Invest Property                                       37.66            48.71          0.00          56.22         71.50
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2nd lien                                              41.94            83.57        100.00          66.29         21.22
------------------------------------------------------------------------------------------------------------------------------------

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Silent Seconds                                        42.38            45.69         98.94          76.86         11.15
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Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                                            40.84             0.00         92.17          75.65         59.61
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Limited                                               38.43             0.00         92.74          76.78         73.11
------------------------------------------------------------------------------------------------------------------------------------

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Cash Out                                              40.45            58.56         93.04          80.12        100.00
------------------------------------------------------------------------------------------------------------------------------------

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2-4 Family                                            41.64            52.43         77.30           0.00         67.91
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Condo                                                 40.75            47.00         91.33           0.00         51.83
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Credit Grade
------------------------------------------------------------------------------------------------------------------------------------
B                                                     39.66            72.33         97.50          84.10         87.71
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C                                                     40.60            73.27         97.47          85.79         91.96
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C-                                                    37.86            81.68         95.86          94.91         73.95
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D                                                     42.00           100.00        100.00         100.00        100.00
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FICO                                                  41.73            37.32        100.00         100.00         26.85
------------------------------------------------------------------------------------------------------------------------------------

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Debt to Income Ratio
------------------------------------------------------------------------------------------------------------------------------------
40-45                                                 42.93            50.49         95.49          76.74         57.04
------------------------------------------------------------------------------------------------------------------------------------
45-50                                                 47.99            56.83         94.57          75.59         60.96
------------------------------------------------------------------------------------------------------------------------------------
50-55                                                 52.68            74.32         92.31          78.79         83.81
------------------------------------------------------------------------------------------------------------------------------------
greater than 55                                       55.98            95.15         97.29          67.28         96.34
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes:  OLTV means the original LTV of the loan;
CLTV applies if there is a silent 2nd lien behind;
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
FICO Range                      ----<= 59LTV----                 ----60-70 LTV----                  ----70-80 LTV----
---------------------------------------------------------------------------------------------------------------------------
                          #                   $             #              $               #                 $
---------------------------------------------------------------------------------------------------------------------------
NA                               -                   -         -                 -           1                 38,458.70
---------------------------------------------------------------------------------------------------------------------------
1-500                             1         208,416.05         3        464,501.41           7              1,091,404.56
---------------------------------------------------------------------------------------------------------------------------
501-550                         167      22,125,351.96       219     31,909,158.53         546             78,138,583.61
---------------------------------------------------------------------------------------------------------------------------
551-600                         160      22,188,848.92       183     31,147,519.11         438             69,551,639.38
---------------------------------------------------------------------------------------------------------------------------
601-650                         136      17,859,059.98       132     22,433,498.83         336             60,106,735.92
---------------------------------------------------------------------------------------------------------------------------
>650                            99       14,103,403.19        98     17,060,995.10         201             36,561,068.82
---------------------------------------------------------------------------------------------------------------------------
Total                          563       76,485,080.10       635    103,015,672.98       1,529            245,487,890.99
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FICO Range               ---- >=80LTV----                                         ---- Total----
---------------------------------------------------------------------------------------------------------------------------
                                    #                          $                           #                           $
----------------------------------------------------------------------------------------------------------------------------
NA                                          -                                -                       1             38,458.70
----------------------------------------------------------------------------------------------------------------------------
1-500                                       6                 735,158.68                            17          2,499,480.70
----------------------------------------------------------------------------------------------------------------------------
501-550                                   900             134,962,115.33                         1,832        267,135,209.43
----------------------------------------------------------------------------------------------------------------------------
551-600                                 1,636             252,853,084.24                         2,417        375,741,091.65
----------------------------------------------------------------------------------------------------------------------------
601-650                                 1,945             331,181,403.69                         2,549        431,580,698.42
----------------------------------------------------------------------------------------------------------------------------
>650                                    1,652             295,995,224.35                         2,050        363,720,691.46
----------------------------------------------------------------------------------------------------------------------------
Total                                   6,139           1,015,726,986.29                         8,866      1,440,715,630.36
----------------------------------------------------------------------------------------------------------------------------